UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2024

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)
______________________________________________________

Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11766 Wilshire Blvd., Suite 1670
Los Angeles, California 90025
(Address of principal executive offices)

Registrant’s telephone number, including area code: (424) 208-8100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On September 9, 2022, Pacific Oak Residential Trust, Inc. (“PORT”), a wholly owned subsidiary of Pacific Oak Strategic Opportunity REIT, Inc., a Maryland corporation (the “Company”) commenced a private offering of up to $500 million of common stock in a primary offering and up to $50 million of common stock under its distribution reinvestment plan (the “Private Offering”). The Private Offering was terminated on April 2, 2024. No shares were sold in the Private Offering.
PORT Amended and Restated Advisory Agreement – Exhibit 10.1
In connection with the termination of the Private Offering, PORT entered into an amended and restated advisory agreement with Pacific Oak Residential Advisors, LLC (“PORA”) on April 2, 2024, (the “Amended and Restated PORT Advisory Agreement”). The Amended and Restated PORT Advisory Agreement removes a provision that would have reduced the asset management fee payable to PORA if a liquidity event were not achieved within two years following the termination of the Private Offering. The amendment also makes other immaterial changes to reflect that PORT will no longer be calculating a quarterly net asset value (as it is not necessary without an ongoing offering) and that no performance fee will be paid with respect to capital raised in the Private Offering.
PORT Second Amended and Restated Property Management Agreement – Exhibit 10.2
In connection with the termination of the Private Offering, on April 2, 2024, PORT entered into a second amended and restated property management agreement with DMH Realty, LLC (“DMH Realty”), an affiliate of PORA and the Company’s advisor (the “Second Amended and Restated PORT Property Management Agreement”). The Second Amended and Restated PORT Property Management Agreements makes immaterial changes to reflect that PORT will no longer be calculating a quarterly net asset value (as it is not necessary without an ongoing offering).
ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
Termination of PORT Dealer Manager Agreement – Exhibit 10.3
PORT previously engaged Pacific Oak Capital Markets, LLC (“POCM”), an affiliate of the Company’s advisor, PORA and DHM Realty, to be the dealer manager for the Private Offering, pursuant to an amended and restated dealer manager agreement effective as of January 13, 2023 (the “PORT Dealer Manager Agreement”). Effective as of April 2, 2024, PORT and POCM agreed to terminate the PORT Dealer Manager Agreement.
ITEM 7.01 REGULATION FD DISCLOSURE
April 2024 Bondholder Presentation – Exhibit 99.1
Pacific Oak SOR (BVI) Holdings, Ltd. (the “BVI”), a wholly-owned subsidiary of the Company, completed offerings of Series B bonds in February 2020 and subsequent periods. Additionally, BVI completed offerings of Series C bonds in July 2023 and subsequent periods. Such offerings were made to investors in Israel and were registered with the Israel Securities Authority. BVI intends to use the bondholder presentation attached as Exhibit 99.1 hereto from time to time in meetings with prospective bondholders.
The information in this Item 7.01 of Form 8-K and the attached Exhibit 99.1 are furnished to the Securities and Exchange Commission (“SEC”), and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.
Forward-Looking Statements
The bondholder presentation includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Actual results may differ materially from those contemplated by such forward-looking statements. These statements also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain occupancy levels and rental rates at its real estate properties; and other risks identified in Part I, Item IA of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits
Ex.	Description

10.1
Amended and Restated Advisory Agreement among Pacific Oak Residential Trust, Inc., PORT OP LP, Pacific Oak Residential Advisors, LLC, Pacific Oak Capital Advisors, LLC, Keith D. Hall and Peter McMillan III, dated April 2, 2024

10.2	Second Amended and Restated Property Management Agreement by and between Pacific Oak Residential Trust, Inc., and DMH Realty, LLC, dated April 2, 2024

10.3	Termination of Amended and Restated Dealer Manager Agreement between Pacific Oak Residential Trust, Inc. and Pacific Oak Capital Markets, LLC, effective April 2, 2024

99.1	April 2024 Bondholder Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.

Dated: April 8, 2024	BY:	/s/ Michael A. Bender
Michael A. Bender
Chief Financial Officer, Treasurer and Secretary